Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Jacada Ltd. (the “Company”) for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gideon Hollander, Co-Chief Executive Officer of the Company, Guy Yair, Co-Chief Executive Officer of the Company, and Caroline Cronin, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2015

By:

/s/ Gideon Hollander
Gideon Hollander
Co-Chief Executive Officer

/s/ Guy Yair
Guy Yair
Co-Chief Executive Officer

/s/ Caroline Cronin
Caroline Cronin
Chief Financial Officer